Equipment on Operating Leases	12 Months Ended
Dec. 31, 2014
Leases [Abstract]
Equipment on Operating Leases

Note 7: Equipment on Operating Leases

Equipment on operating leases primarily include products leased to customers by Agricultural Equipment, Construction Equipment and Commercial Vehicles. A summary of equipment on operating leases as of December 31, 2014, and 2013 is as follows:

	2014	2013
	(in millions)
Equipment on operating leases	$1,814	$1,343
Accumulated depreciation	(296)	(284)
Net equipment on operating leases	$1,518	$1,059

Depreciation expense on equipment on operating leases is recorded in “Other, net” and amounted to $159 million, $140 million and $143 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Lease payments owed to CNH Industrial for equipment under non-cancelable operating leases as of December 31, 2014, are as follows:

Amount
(in millions)
2015	$162
2016	111
2017	52
2018	22
2019	7
Beyond 5 years	3
Total	$357